                    [ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file
number: 811-08044
       -------------------------------------------------

Morgan Stanley High Yield Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1221 Avenue of the America's 22nd Floor New York, NY 10020
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, 33rd Floor New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area
code: 1-800-221-6726
     -----------------------------------

Date of fiscal year
end: 12/31
    --------------------------------------------------------------
Date of reporting
period: 12/31/04
       --------------------------------------------------------------

    Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

    A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2004 ANNUAL REPORT

DECEMBER 31, 2004


[MORGAN STANLEY LOGO]

MORGAN STANLEY
HIGH YIELD FUND, INC.


MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      Overview

LETTER TO STOCKHOLDERS

PERFORMANCE

For the year ended December 31, 2004, the Morgan Stanley High Yield Fund, Inc. (the "Fund") had a total return, based on net asset value per share of 13.82%, net of fees, compared to 11.96% for the CSFB High Yield Index (the "Index"). On December 31, 2004, the closing price of the Fund's shares on the New York Stock Exchange was $6.51, representing a 8.8% discount to the Fund's net asset value per share.

FACTORS AFFECTING PERFORMANCE

    - In discussing the high yield market in 2004, it is important to briefly mention that 2003 was one of the best years ever for the asset class with returns of approximately 28%. This banner year was driven by strong economic news, improved corporate earnings, declining defaults and record inflows into the asset class. The strong returns of 2003 continued at the beginning of 2004 with a very good January.

    - Beginning in February 2004, however, the market's technical situation changed. Though fundamental factors such as earnings and default rate remained as strong as they had been during the prior 15-month rally, demand receded as market participants grew concerned over the lack of job creation in the U.S. economy. Investors began to take profits and became more risk-averse. Then in early April, significant interest rate increases caused even greater outflows of money from income-oriented mutual funds and fixed income markets in general. In addition, because of the long-term rally that had previously taken place, many high yield bonds were priced above par (at a premium). In our opinion, it appeared the high yield market had run out of room to rally. At the same time, we believed the high yield market's new issue calendar continued to be very robust, which had a negative impact on the market's technical (i.e., supply/demand) situation. This negative environment continued through May.

    - The high yield market then experienced a strong seven month run through the end of the year. The strong fundamentals continued during this time and, importantly, the technical situation improved as inflows began coming back into the market. The twelve month default rate, as measured by Moody's, fell from 5.3% last year to 2.2% in all of 2004. The final seven months of 2004 had returns over 1% and high yield was the top-performing fixed income asset class for the year. The spread of the Index narrowed during the year as the market moved higher from 486 basis points over treasuries to 346. In a similar vein, the average yield to maturity fell from 8.34% last December to 7.56% to close the year.

    - In this environment, three strategic decisions helped the Fund's performance. First, the Fund benefited from its lack of participation in airline issues. Airlines were the worst performing sector within the high yield market during the twelve month period. Second, the Fund's overweight throughout the year in the chemical sector added to performance as this sector generally reported better results and posted good returns. Third, our security selection in the wireless communications and telecommunications sectors added to performance as we avoided a few credits that had poor results while our investments in this sector generally posted solid numbers.

    - On the negative side, our security selection in forest products, broadcasting, utilities and manufacturing detracted from relative performance. In addition, the Fund's underweight in the metals/mining sector hurt performance as higher metal prices helped lead this sector to very good performance in 2004.

MANAGEMENT STRATEGIES

    - On an ongoing basis, we seek to maintain a balanced and well diversified portfolio. The Fund's portfolio consists of approximately 150 issuers. This diversifies the Fund's credit risk, yet it also allows sufficient average security size for strategic overweights. We continue to maintain an average credit quality of mid-to-high single B, which is very close to that of the benchmark. Late in 2003 and early 2004, we reduced the Fund's allocation in BBB and higher BB credits. Many of these higher-rated credits had performed well as interest rates declined and Treasury bonds and other fixed-income issues rallied. Because BBB and BB bonds are more highly correlated with Treasury performance, the Fund sold several of these bonds before interest rates spiked in the spring and Treasuries were negatively impacted. In their place, the Fund purchased lower-quality credits, which historically have performed better than BBB- and BB-rated bonds in a rising interest rate environment. In terms of issuer size, we focus on larger companies because of their financial flexibility, their ability to withstand less-favorable financial markets and their superior access to capital markets.

    - The very large new issue calendar gave us many opportunities to initiate new positions, but we were very selective as many issues were either not priced attractively or did not meet the Fund's investment criteria. Over the course of the year, we increased the Fund's exposure to chemicals, cable (particularly European cable) and consumer products while we decreased our exposure to broadcasting, food/tobacco and gaming/leisure. As a reminder, our sector allocations are the result of our bottoms-up security selection. In regards to credit quality, our average credit quality is in-line with the overall market.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      Overview

LETTER TO STOCKHOLDERS (CONT'D)

    - In our opinion, the fundamentals of the high yield market remain positive, with favorable earnings, lower default rates and modestly tightening high yield credit spreads. We believe many of these positive factors have already been "priced into" the market during the past two years. In our opinion, the high yield market, in general, seems to be fairly valued. We believe that in 2005, high yield returns should be driven primarily by coupon income rather than price appreciation. We look for the Fund's holdings to earn their coupon in the coming months and for market fundamentals to remain favorable through at least the end of 2005.


Sincerely,


/s/ Ronald E. Robison

Ronald E. Robison
Executive Vice President--
Principal Executive Officer                                    January 2005

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (96.4%)

AEROSPACE (0.5%)
K&F Acquisition, Inc.
  7.75%, 11/15/14                                $           (a)570   $      591
================================================================================
BROADCASTING (1.1%)
Interep National Radio Sales, Inc.
  10.00%, 7/1/08                                                425          323
TV Azteca SA de CV
  10.50%, 2/15/07                                            (b)815          833
--------------------------------------------------------------------------------
                                                                           1,156
================================================================================
CABLE (6.9%)
Avalon Cable LLC
  11.745%, 12/1/08                                           (c)148          155
Cablecom Luxembourg SCA
  9.375%, 4/15/14                                EUR         (a)870        1,316
Cablevision Systems Corp.
  6.669%, 4/1/09                                 $     (a)(b)(d)300          319
Charter Communications Holdings LLC
  9.625%, 11/15/09                                           (b)100           88
  10.25%, 1/15/10                                            (b)392          346
  10.75%, 10/1/09                                               205          188
  14.01%, 1/15/11                                         (b)(c)642          542
DirecTV Holdings LLC
  8.375%, 3/15/13                                            (b)195          220
Echostar DBS Corp.
  6.375%, 10/1/11                                               525          539
Kabel Deutschland GmbH
  10.625%, 7/1/14                                            (a)750          866
PanAmSat Corp.
  9.00%, 8/15/14                                             (a)305          342
PanAmSat Holding Corp.
  9.042%, 11/1/14                                         (a)(c)745          516
Renaissance Media Group LLC
  10.00%, 4/15/08                                            (c)275          285
Satelites Mexicanos SA de CV, 'B'
  10.125%, 11/1/04                                           (e)675          375
Telenet Communications NV
  9.00%, 12/15/13                                EUR         (a)595          904
Telenet Group Holding NV
  9.353%, 6/15/14                                $        (a)(c)155          119
  9.484%, 6/15/14                                      (a)(b)(c)340          260
--------------------------------------------------------------------------------
                                                                           7,380
================================================================================
CHEMICALS (7.6%)
Avecia Group plc
  11.00%, 7/1/09                                                307          317
Cognis Deutschland GmbH & Co. KG
  6.979%, 11/15/13                               EUR      (a)(d)540   $      776
Equistar Chemicals LP
  10.125%, 9/1/08                                $           (b)601          696
  10.625%, 5/1/11                                            (b)145          169
FMC Corp.
  10.25%, 11/1/09                                            (b)300          346
Huntsman Advanced Materials LLC
  11.00%, 7/15/10                                            (a)235          281
Huntsman International LLC
  10.125%, 7/1/09                                            (b)243          257
  10.125%, 7/1/09                                EUR            260          375
Innophos, Inc.
  8.875%, 8/15/14                                $           (a)325          353
ISP Chemco, Inc.
  10.25%, 7/1/11                                             (b)375          426
ISP Holdings, Inc.
  10.625%, 12/15/09                                          (b)330          367
Koppers, Inc.
  9.875%, 10/15/13                                              175          200
Millennium America, Inc.
  7.00%, 11/15/06                                               330          345
  9.25%, 6/15/08                                                438          500
Nalco Co.
  7.75%, 11/15/11                                            (b)205          222
  8.875%, 11/15/13                                              765          843
Rhodia SA
  8.875%, 6/1/11                                             (a)610          618
Rockwood Specialties Group, Inc.
  7.625%, 11/15/14                               EUR         (a)150          210
  10.625%, 5/15/11                               $              555          641
Westlake Chemical Corp.
  8.75%, 7/15/11                                                169          192
--------------------------------------------------------------------------------
                                                                           8,134
================================================================================
CONSUMER PRODUCTS (2.3%)
Amscan Holdings, Inc.
  8.75%, 5/1/14                                              (b)330          332
Leiner Health Products, Inc.
  11.00%, 6/1/12                                                320          351
Oxford Industries, Inc.
  8.875%, 6/1/11                                                255          275
Rayovac Corp.
  8.50%, 10/1/13                                                385          429
Safilo Capital International SA
  9.625%, 5/15/13                                EUR         (a)660          920

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
CONSUMER PRODUCTS (CONT'D)
Tempur-Pedic, Inc.
  10.25%, 8/15/10                                $              189   $      218
--------------------------------------------------------------------------------
                                                                           2,525
================================================================================
DIVERSIFIED MEDIA (7.5%)
CanWest Global Communications Corp.
  8.00%, 9/15/12                                             (a)824          888
Advanstar Communications, Inc.
  9.79%, 8/15/08                                             (d)755          793
  10.75%, 8/15/10                                               100          113
Cinemark, Inc.
  8.47%, 3/15/14                                          (b)(c)220          167
Dex Media East LLC
  12.125%, 11/15/12                                          (b)270          330
Dex Media West LLC
  9.875%, 8/15/13                                               415          480
Houghton Mifflin Co.
  4.802%, 10/15/13                                           (c)140          104
  9.875%, 2/1/13                                             (b)720          792
Interpublic Group of Cos., Inc.
  6.25%, 11/15/14                                               770          783
Lighthouse International Co. SA (Registered)
  8.00%, 4/30/14                                 EUR            400          562
Marquee, Inc.
  6.54%, 8/15/10                                 $     (a)(b)(d)380          402
Muzak LLC
  9.875%, 3/15/09                                               508          357
  10.00%, 2/15/09                                               350          328
Nebraska Book Co., Inc.
  8.625%, 3/15/12                                               490          505
PEI Holdings, Inc.
  11.00%, 3/15/10                                               180          211
Primedia, Inc.
  8.875%, 5/15/11                                            (b)620          659
Vertis, Inc.
  13.50%, 12/7/09                                            (a)515          545
--------------------------------------------------------------------------------
                                                                           8,019
================================================================================
ENERGY (8.0%)
BRL Universal Equipment 2001 A LP
  8.875%, 2/15/08                                            (b)412          435
CHC Helicopter Corp.
  7.375%, 5/1/14                                                625          662
Chesapeake Energy Corp.
  7.50%, 9/15/13                                             (b)745          815
Citgo Petroleum Corp.
  6.00%, 10/15/11                                            (a)165          165
El Paso Production Holding Co.
  7.75%, 6/1/13                                  $         (b)1,005   $    1,058
Hanover Compressor Co.
  8.625%, 12/15/10                                              120          132
  9.00%, 6/1/14                                                 450          503
Hanover Equipment Trust
  8.50%, 9/1/08                                                 405          437
  8.75%, 9/1/11                                                 250          272
Hilcorp Energy I LP
  10.50%, 9/1/10                                             (a)730          829
Husky Oil Co.
  8.90%, 8/15/28                                          (b)(d)855          978
Magnum Hunter Resources, Inc.
  9.60%, 3/15/12                                                231          263
Pacific Energy Partners LP
  7.125%, 6/15/14                                               450          481
Pemex Project Funding Master Trust
  9.125%, 10/13/10                                           (b)345          414
Plains Exploration & Production Co.
  7.125%, 6/15/14                                               335          367
Tesoro Corp.
  9.625%, 4/1/12                                                200          231
Vintage Petroleum, Inc.
  7.875%, 5/15/11                                               545          583
--------------------------------------------------------------------------------
                                                                           8,625
================================================================================
FINANCIALS (1.8%)
JSG Funding plc
  10.125%, 10/1/12                               EUR            621          969
Refco Finance Holdings LLC
  9.00%, 8/1/12                                  $           (a)840          924
--------------------------------------------------------------------------------
                                                                           1,893
================================================================================
FOOD & DRUG (2.8%)
CA FM Lease Trust
  8.50%, 7/15/17                                             (a)636          735
Delhaize America, Inc.
  8.125%, 4/15/11                                            (b)695          814
Jean Coutu Group, Inc.
  7.625%, 8/1/12                                             (a)185          196
  8.50%, 8/1/14                                           (a)(b)775          798
Rite Aid Corp.
  7.125%, 1/15/07                                               375          377
  8.125%, 5/1/10                                             (b)135          143
--------------------------------------------------------------------------------
                                                                           3,063
================================================================================
FOOD & TOBACCO (2.6%)
Michael Foods, Inc.
  8.00%, 11/15/13                                               415          440

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
FOOD & TOBACCO (CONT'D)
Pilgrim's Pride Corp.
  9.625%, 9/15/11                                $              935   $    1,057
Smithfield Foods, Inc.
  7.00%, 8/1/11                                                 970        1,040
  7.625%, 2/15/08                                            (b)265          285
--------------------------------------------------------------------------------
                                                                           2,822
================================================================================
FOREST PRODUCTS (6.4%)
Abitibi-Consolidated, Inc.
  6.00%, 6/20/13                                           (b)1,105        1,060
Georgia-Pacific Corp.
  8.875%, 2/1/10                                             (b)825          964
Graham Packaging Co., Inc.
  8.50%, 10/15/12                                            (a)265          280
Graphic Packaging International Corp.
  9.50%, 8/15/13                                             (b)710          811
Norampac, Inc.
  6.75%, 6/1/13                                              (b)295          312
Owens-Brockway
  8.25%, 5/15/13                                              1,175        1,298
Owens-Illinois, Inc.
  7.35%, 5/15/08                                             (b)360          380
Pliant Corp.
  13.00%, 6/1/10                                             (b)230          225
  13.00%, 6/1/10                                             (b)482          470
Tekni-Plex, Inc.
  8.75%, 11/15/13                                            (a)240          240
Tembec Industries, Inc.
  8.50%, 2/1/11                                              (b)780          788
--------------------------------------------------------------------------------
                                                                           6,828
================================================================================
GAMING & LEISURE (4.5%)
Caesar's Entertainment, Inc.
  7.875%, 12/15/05                                              355          369
  8.875%, 9/15/08                                               250          284
Gaylord Entertainment Co.
  6.75%, 11/15/14                                            (a)385          389
Global Cash Access LLC
  8.75%, 3/15/12                                                145          157
Host Marriott Corp.
  7.875%, 8/1/08                                                 71           74
Host Marriott LP
  7.125%, 11/1/13                                            (b)230          247
Isle of Capri Casinos, Inc.
  7.00%, 3/1/14                                                 580          595
MGM Mirage
  6.00%, 10/1/09                                           (b)1,445        1,488
Station Casinos, Inc.
  6.00%, 4/1/12                                  $              765   $      783
Venetian Casino Resort LLC
  11.00%, 6/15/10                                            (b)364          417
--------------------------------------------------------------------------------
                                                                           4,803
================================================================================
HEALTH CARE (5.1%)
AmerisourceBergen Corp.
  8.125%, 9/1/08                                             (b)478          534
Community Health Systems, Inc.
  6.50%, 12/15/12                                            (a)410          415
Fisher Scientific International, Inc.
  6.75%, 8/15/14                                             (a)275          296
  8.00%, 9/1/13                                                  60           68
  8.125%, 5/1/12                                             (b)360          401
Fresenius Medical Care Capital Trust II
  7.875%, 2/1/08                                             (b)865          941
HCA, Inc.
  6.375%, 1/15/15                                               615          619
MedCath Holdings Corp.
  9.875%, 7/15/12                                               500          545
National Nephrology Associates, Inc.
  9.00%, 11/1/11                                             (a)100          116
Team Health, Inc.
  9.00%, 4/1/12                                                 545          536
Tenet Healthcare Corp.
  6.50%, 6/1/12                                              (b)132          123
  9.875%, 7/1/14                                             (a)270          296
VWR International, Inc.
  6.875%, 4/15/12                                            (a)235          247
  8.00%, 4/15/14                                          (a)(b)290          311
--------------------------------------------------------------------------------
                                                                           5,448
================================================================================
HOUSING (6.8%)
ACIH, Inc.
  4.119%, 12/15/12                                        (a)(c)580          422
Associated Materials, Inc.
  4.333%, 3/1/14                                           (c)1,515        1,098
C.B. Richard Ellis Services, Inc.
  9.75%, 5/15/10                                                 32           37
  11.25%, 6/15/11                                            (b)807          932
Goodman Global Holding Co., Inc.
  5.76%, 6/15/12                                          (a)(d)170          173
  7.875%, 12/15/12                                           (a)345          343
Interface, Inc.
  7.30%, 4/1/08                                                 135          139
  9.50%, 2/1/14                                                 535          586
  10.375%, 2/1/10                                               165          191

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
HOUSING (CONT'D)
Ply Gem Industries, Inc.
  9.00%, 2/15/12                                 $           (a)695   $      709
Propex Fabrics, Inc.
  10.00%, 12/1/12                                            (a)410          427
RMCC Acquisition Co.
  9.50%, 11/1/12                                             (a)535          536
Technical Olympic USA, Inc.
  9.00%, 7/1/10                                                 133          143
  9.00%, 7/1/10                                              (b)385          414
  10.375%, 7/1/12                                            (b)380          428
THL Buildco, Inc.
  8.50%, 9/1/14                                              (a)750          787
--------------------------------------------------------------------------------
                                                                           7,365
================================================================================
INFORMATION TECHNOLOGY (2.7%)
Iron Mountain, Inc.
  7.75%, 1/15/15                                             (b)375          383
  8.625%, 4/1/13                                             (b)570          608
Nortel Networks Corp. (Convertible)
  4.25%, 9/1/08                                                 550          538
Nortel Networks Ltd.
  6.125%, 2/15/06                                            (b)590          603
Xerox Corp.
  7.125%, 6/15/10                                               730          792
--------------------------------------------------------------------------------
                                                                           2,924
================================================================================
MANUFACTURING (4.7%)
Brand Services, Inc.
  12.00%, 10/15/12                                              610          686
Flowserve Corp.
  12.25%, 8/15/10                                            (b)543          603
Johnsondiversey, Inc.
  9.625%, 5/15/12                                               511          573
  9.625%, 5/15/12                                EUR            235          360
Manitowoc Co., Inc.
  10.375%, 5/15/11                                              768        1,177
NMHG Holding Co.
  10.00%, 5/15/09                                $              633          703
Trimas Corp.
  9.875%, 6/15/12                                            (b)847          902
--------------------------------------------------------------------------------
                                                                           5,004
================================================================================
METALS (2.0%)
Foundation PA Coal Co.
  7.25%, 8/1/14                                              (a)170          182
General Cable Corp.
  9.50%, 11/15/10                                               255          289
Glencore Nickel Property Ltd.
  9.00%, 12/1/14                                 $           (f)515   $      @--
Murrin Murrin Holding Ltd.
  9.375%, 8/31/07                                          (f)1,595          @--
Republic Technologies International LLC
  13.75%, 7/15/09                                         (e)(f)720          @--
SGL Carbon Luxembourg SA
  8.50%, 2/1/12                                  EUR         (a)290          445
UCAR Finance, Inc.
  10.25%, 2/15/12                                $              530          608
United States Steel Corp.
  9.75%, 5/15/10                                             (b)555          635
--------------------------------------------------------------------------------
                                                                           2,159
================================================================================
RETAIL (1.0%)
General Nutrition Centers, Inc.
  8.50%, 12/1/10                                                355          337
Petro Stopping Centers LP
  9.00%, 2/15/12                                                710          755
--------------------------------------------------------------------------------
                                                                           1,092
================================================================================
SERVICES (3.2%)
Allied Waste North America
  6.375%, 4/15/11                                               220          214
  8.875%, 4/1/08                                             (b)791          850
Buhrmann US, Inc.
  8.25%, 7/1/14                                                 625          635
MSW Energy Holdings LLC
  8.50%, 9/1/10                                                 105          116
MSW Energy Holdings II LLC
  7.375%, 9/1/10                                             (b)495          522
United Rentals North America, Inc.
  6.50%, 2/15/12                                                485          475
  7.75%, 11/15/13                                            (b)610          601
--------------------------------------------------------------------------------
                                                                           3,413
================================================================================
TELECOMMUNICATIONS (3.0%)
AXtel SA
  11.00%, 12/15/13                                           (b)745          807
Esprit Telecommunications Group plc
  11.50%, 12/15/07                               EUR      (e)(f)665          @--
EXDS, Inc.
  11.625%, 7/15/10                               $      (e)(f)1,082          @--
Knology, Inc., PIK
  12.00%, 11/30/09                                           (a)189          184
Primus Telecommunications Group, Inc.
  8.00%, 1/15/14                                                875          774
Qwest Communications International, Inc.
  5.79%, 2/15/09                                          (a)(d)515          524

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONT'D)
Qwest Corp.
  5.625%, 11/15/08                               $           (b)115   $      118
  6.625%, 9/15/05                                               235          241
Qwest Services Corp.
  13.50%, 12/15/07                                           (a)550          631
Rhythms NetConnections, Inc.
  13.878%, 5/15/08                                      (e)(f)2,591          @--
  14.00%, 2/15/10                                       (e)(f)1,476          @--
--------------------------------------------------------------------------------
                                                                           3,279
================================================================================
TRANSPORTATION (3.5%)
Amsted Industries, Inc.
  10.25%, 10/15/11                                           (a)505          573
AutoNation, Inc.
  9.00%, 8/1/08                                              (b)552          634
Cooper Standard Auto
  8.375%, 12/15/14                                           (a)430          431
Laidlaw International, Inc.
  10.75%, 6/15/11                                               715          839
Sonic Automotive, Inc.
  8.625%, 8/15/13                                            (b)510          546
TRW Automotive, Inc.
  9.375%, 2/15/13                                               607          707
--------------------------------------------------------------------------------
                                                                           3,730
================================================================================
UTILITIES (8.0%)
AES Corp. (The)
  7.75%, 3/1/14                                              (b)300          327
  8.875%, 2/15/11                                                59           68
  9.00%, 5/15/15                                          (a)(b)570          655
  9.375%, 9/15/10                                                88          103
Allegheny Energy, Inc.
  7.75%, 8/1/05                                              (b)285          290
Calpine Corp.
  8.50%, 7/15/10                                          (a)(b)400          345
CMS Energy Corp.
  7.50%, 1/15/09                                                 75           80
  8.50%, 4/15/11                                             (b)450          513
Dynegy Holdings, Inc.
  6.875%, 4/1/11                                             (b)708          685
  9.875%, 7/15/10                                         (a)(b)440          494
Ipalco Enterprises, Inc.
  8.625%, 11/14/11                                              165          186
Monongahela Power Co.
  5.00%, 10/1/06                                             (b)570          583
Nevada Power Co.
  8.25%, 6/1/11                                  $              355   $      410
  9.00%, 8/15/13                                                445          523
Northwest Pipeline Corp.
  8.125%, 3/1/10                                                115          128
Ormat Funding Corp.
  8.25%, 12/30/20                                            (a)783          787
PSEG Energy Holdings LLC
  8.625%, 2/15/08                                            (b)541          597
Reliant Energy, Inc.
  6.75%, 12/15/14                                               330          330
Southern Natural Gas Co.
  8.875%, 3/15/10                                               235          264
Transcontinental Gas Pipe Line Corp.
  8.875%, 7/15/12                                            (b)210          256
Williams Cos., Inc.
  7.875%, 9/1/21                                             (b)875          980
--------------------------------------------------------------------------------
                                                                           8,604
================================================================================
WIRELESS COMMUNICATIONS (4.4%)
AirGate PCS, Inc.
  5.85%, 10/15/11                                         (a)(d)170          176
American Tower Corp.
  7.125%, 10/15/12                                           (a)390          401
  7.50%, 5/1/12                                              (b)385          406
  9.375%, 2/1/09                                             (b)339          360
Centennial Communications Corp.
  8.125%, 2/1/14                                                195          201
MetroPCS, Inc.
  10.75%, 10/1/11                                               590          634
Rogers Wireless Communications, Inc.
  7.50%, 3/15/15                                             (a)350          371
  8.00%, 12/15/12                                            (a)250          266
Rural Cellular Corp.
  6.99%, 3/15/10                                          (b)(d)305          317
SBA Communications Corp.
  8.089%, 12/15/11                                           (c)735          623
  8.50%, 12/1/12                                             (a)390          400
UbiquiTel Operating Co.
  9.875%, 3/1/11                                                 70           79
  9.875%, 3/1/11                                             (a)435          490
--------------------------------------------------------------------------------
                                                                           4,724
================================================================================
TOTAL CORPORATE BONDS AND NOTES
  (Cost $100,016)                                                        103,581
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                                           VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS (0.0%)

BROADCASTING (0.0%)
  Paxson Communications Corp.                             (g)63,999   $        5
================================================================================
TELECOMMUNICATIONS (0.0%)
  Viatel Holding Bermuda Ltd.                              (g)1,105            1
================================================================================
TOTAL COMMON STOCKS
  (Cost $1,950)                                                                6
================================================================================
PREFERRED STOCKS (1.3%)

BROADCASTING (0.4%)
  Paxson Communications Corp., PIK, 14.25%                       64          484
================================================================================
UTILITIES (0.9%)
  TNP Enterprises, Inc., PIK, 14.50%                            802          930
================================================================================
TOTAL PREFERRED STOCKS
  (Cost $576)                                                              1,414
================================================================================

                                                             NO. OF
                                                           WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)

UTILITIES (0.0%)
  SW Acquisition LP, expiring 4/1/11
    (Cost $45)                                             (g)1,677           50
================================================================================

                                                               FACE
                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.3%)

REPURCHASE AGREEMENT (2.2%)
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $2,389                      $         (h)2,389        2,389
================================================================================
U.S. TREASURY BILL (0.1%)
  United States Treasury Bill
    1.90%,3/24/05                                                50           50
================================================================================
TOTAL SHORT TERM INVESTMENTS
  (Cost $2,439)                                                            2,439
================================================================================
TOTAL INVESTMENTS (100.0%)
  (Cost $105,026)                                                        107,490
================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS                                    (23,998)
================================================================================
NET ASSETS                                                            $   83,492
================================================================================

(a) 144A Security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b) Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of December 31, 2004. See note A-3 to financial statements.

(c) Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is ultimate maturity.

(d) Variable/Floating Rate Security -- Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on December 31, 2004.

(e)  Security is in default.

(f) Security was valued at fair value - At December 31, 2004, the Fund held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.

(g)  Non-income producing security.

(h) Represents the Fund's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%,
     due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

@    Face Amount/Value is less than $500.

EUR  Euro

PIK Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Fund had the following foreign currency exchange contract(s) open at period end:

                                                                NET
 CURRENCY                                IN                  UNREALIZED
   TO                                 EXCHANGE              APPRECIATION
 DELIVER       VALUE    SETTLEMENT      FOR       VALUE    (DEPRECIATION)
  (000)        (000)       DATE        (000)      (000)         (000)
-------------------------------------------------------------------------
EUR   1,315   $ 1,784     1/26/05    US$ 1,660   $ 1,660      $ (124)
EUR   2,830     3,839     1/26/05    US$ 3,611     3,611        (228)
EUR     150       203     1/26/05    US$   194       194          (9)
EUR   1,790     2,429     2/28/05    US$ 2,356     2,356         (73)
-------------------------------------------------------------------------
              $ 8,255                            $ 7,821      $ (434)
=========================================================================

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Fund's holdings by industry, as a percentage of total investments.

[CHART]

Utilities                             8.9%
Energy                                8.0%
Chemicals                             7.6%
Diversified Media                     7.4%
Cable                                 6.9%
Housing                               6.8%
Forest Products                       6.3%
Health Care                           5.1%
Manufacturing                         4.7%
Gaming & Leisure                      4.5%
Other*                               31.5%
Short-Term Investments                2.3%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                       DECEMBER 31, 2004
                                                                                   (000)
----------------------------------------------------------------------------------------
ASSETS:
    Investments, at Value (Cost $105,026)                              $         107,490
    Interest Receivable                                                            1,965
    Receivable for Investments Sold                                                  494
    Unrealized Appreciation on Foreign Currency Exchange Contracts                     2
    Other Assets                                                                       3
----------------------------------------------------------------------------------------
       TOTAL ASSETS                                                              109,954
========================================================================================
LIABILITIES:
   Payable For:
    Reverse Repurchase Agreements                                                (23,212)
    Dividends Declared                                                            (2,455)
    Unrealized Depreciation on Foreign Currency Exchange Contracts                  (436)
    Investments Purchased                                                           (222)
    Investment Advisory Fees                                                         (50)
    Directors' Fees and Expenses                                                     (27)
    Administration Fees                                                               (4)
    Custodian Fees                                                                    (2)
   Other Liabilities                                                                 (54)
----------------------------------------------------------------------------------------
       TOTAL LIABILITIES                                                         (26,462)
========================================================================================
NET ASSETS
     Applicable to 11,700,448, Issued and Outstanding $0.01
     Par Value Shares (100,000,000 Shares Authorized)                  $          83,492
========================================================================================
NET ASSET VALUE PER SHARE                                              $            7.14
========================================================================================
NET ASSETS CONSIST OF:
    Common Stock                                                       $             117
    Paid-in Capital                                                              156,080
    Undistributed (Distributions in Excess of) Net Investment Income              (1,498)
    Accumulated Net Realized Gain (Loss)                                         (73,145)
    Unrealized Appreciation (Depreciation) on Investments and
      Foreign Currency Translations                                                1,938
----------------------------------------------------------------------------------------
NET ASSETS                                                             $          83,492
========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      Financial Statements

STATEMENT OF OPERATIONS

                                                                                        YEAR ENDED
                                                                                 DECEMBER 31, 2004
                                                                                             (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest                                                                     $           8,678
    Dividends                                                                                   23
==================================================================================================
       TOTAL INVESTMENT INCOME                                                               8,701
==================================================================================================
EXPENSES
    Investment Advisory Fees (Note B)                                                          575
    Interest Expense on Reverse Repurchase Agreements                                          372
    Professional Fees                                                                           62
    Administration Fees (Note C)                                                                54
    Stockholder Reporting Expenses                                                              46
    Stockholder Servicing Agent                                                                 28
    Custodian Fees (Note D)                                                                     17
    Directors' Fees and Expenses                                                                 4
    Bank Overdraft Expense                                                                       1
    Other Expenses                                                                              29
==================================================================================================
       TOTAL EXPENSES                                                                        1,188
==================================================================================================
    Waiver of Administration Fees (Note C)                                                      (4)
--------------------------------------------------------------------------------------------------
       NET EXPENSES                                                                          1,184
==================================================================================================
NET INVESTMENT INCOME                                                                        7,517
==================================================================================================
NET REALIZED GAIN (LOSS) ON:
    Investments                                                                              3,512
    Foreign Currency Transactions                                                             (156)
    Futures Contracts                                                                           63
==================================================================================================
       NET REALIZED GAIN (LOSS)                                                              3,419
==================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
    Investments                                                                               (923)
    Foreign Currency Translations                                                             (109)
    Futures Contracts                                                                           23
==================================================================================================
       CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                     (1,009)
==================================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                2,410
==================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $           9,927
==================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED           YEAR ENDED
                                                                                 DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                             (000)                (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income                                                        $           7,517    $           7,874
    Net Realized Gain (Loss)                                                                 3,419              (21,789)
    Change in Unrealized Appreciation (Depreciation)                                        (1,009)              38,052
=======================================================================================================================
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        9,927               24,137
=======================================================================================================================
Distributions from and/or in Excess of:
    Net Investment Income                                                                   (7,837)              (6,671)
=======================================================================================================================
Capital Share Transactions:
    Reinvestment of Distributions (9,704 shares in 2003)                                        --                   58
=======================================================================================================================
    TOTAL INCREASE (DECREASE)                                                                2,090               17,524
=======================================================================================================================
Net Assets:
    Beginning of Period                                                                     81,402               63,878
=======================================================================================================================
    END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
      INVESTMENT INCOME OF $(1,498) AND $(1,047), RESPECTIVELY)                  $          83,492    $        81,40212
=======================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      Financial Statements

STATEMENT OF CASH FLOWS

                                                                                YEAR ENDED
                                                                         DECEMBER 31, 2004
                                                                                     (000)
------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from Sales and Maturities of Long-Term Investments            $          60,310
  Purchases of Long-Term Investments                                               (57,337)
  Net (Increase) Decrease in Short-Term Investments                                   (417)
  Net Realized Gain (Loss) on Foreign Currency Transactions                           (156)
  Net Realized Gain (Loss) on Futures Contracts                                         63
  Net Investment Income                                                              7,517
  ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED
    (USED) BY OPERATING ACTIVITIES:
    Net (Increase) Decrease in Receivables Related to Operations                       238
    Net Increase (Decrease) in Payables Related to Operations                          (80)
    Accretion/Amortization of Discounts and Premiums                                  (464)
------------------------------------------------------------------------------------------
  Net Cash Provided (Used) by Operating Activities                                   9,674
------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Received for Reverse Repurchase Agreements                                   68,221
  Cash Paid for Repurchase Agreements                                              (70,990)
  Cash Distributions Paid                                                           (6,905)
------------------------------------------------------------------------------------------
  Net Cash Provided (Used) for Financing Activities                                 (9,674)
------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Cash                                                       --
CASH AT BEGINNING OF PERIOD                                                             --
------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                    $              --
==========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

                                                                YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------
                                                2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $    6.96     $    5.46     $    7.26     $    9.31     $   12.73
------------------------------------------------------------------------------------------------------------
Net Investment Income                           0.64+         0.67+         0.78+         1.15          1.26
Net Realized and Unrealized Gain (Loss)
  on Investments                                0.21          1.40         (1.80)        (2.01)        (3.38)
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations            0.85          2.07         (1.02)        (0.86)        (2.12)
------------------------------------------------------------------------------------------------------------
Distributions from and/or in Excess of:
  Net Investment Income                        (0.67)        (0.57)        (0.78)        (1.19)        (1.30)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $    7.14     $    6.96     $    5.46     $    7.26     $    9.31
============================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD      $    6.51     $    6.55     $    5.38     $    8.04     $    9.44
============================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                 10.27%        33.13%       (24.16)%       (2.82)%       (4.02)%
  Net Asset Value (1)                          13.82%        39.29%       (14.69)%      (11.05)%      (17.72)%
============================================================================================================
RATIOS, SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (THOUSANDS)      $  83,492     $  81,402     $  63,878     $  84,577     $ 107,840
------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets         1.45%         1.50%         2.92%         4.02%         3.84%
Ratio of Expenses Excluding Interest
  Expense to Average Net Assets                 1.00%         1.05%         1.25%         1.17%         1.05%
Ratio of Net Investment Income to
  Average Net Assets                            9.14%        10.57%        12.69%        13.37%        11.02%
Portfolio Turnover Rate                           55%           68%           56%           51%           35%
------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived by
  Administrator:
  Ratio of Expenses to Average Net
    Assets                                      1.45%          N/A           N/A           N/A           N/A
  Ratio of Net Investment Income to
    Average Net Assets                          9.14%          N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Fund, Inc. (the "Fund") was incorporated on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

     At December 31, 2004, the Fund had a reverse repurchase agreement outstanding with UBS Warburg as follows:

                                                     MATURITY IN
                                                       LESS THAN
                                                        365 DAYS
     -----------------------------------------------------------
     Value of Securities Subject to Repurchase      $ 24,252,000
     Liability Under Reverse Repurchase Agreement   $ 23,212,000
     Weighted Average Days to Maturity                      8.63

     The weighted average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 2004 was approximately $25,010,000 at a weighted average weekly interest rate of 1.79%.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund have utilized and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

7. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

8. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

9. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to stockholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

C. ADMINISTRATION FEES: Prior to November 1, 2004, JPMorgan Chase Bank, through its corporate affiliate, J.P. Morgan Investor Services Co. ("JPMIS"), provided administrative services to the Fund under an Administration Agreement. JPMIS was paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund was charged for certain out-of-pocket expenses incurred by JPMIS on its behalf.

Effective November 1, 2004, Morgan Stanley Investment Management Inc. (MSIM) serves as Administrator to the Fund pursuant to a new Administrative Agreement. Under the new Administrative Agreement, the new administrative fee will be 0.08% of the Fund's average weekly net assets. As approved by the Board of Directors, MSIM has agreed to limit the new administration fee so that it will be no greater than the old administrative fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2004, $4,000 of administration fees were waived pursuant to this arrangement. Administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Agreement, which were previously borne by Fund),

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

except pricing services and extraordinary expenses, will now be covered under the Administration Fee. JPMIS will continue to provide fund accounting and other services pursuant to a sub-administrative agreement, dated November 1, 2004, with MSIM and receives compensation from MSIM for these services.

D. CUSTODIAN FEES: JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 were as follows:

                 2004 DISTRIBUTIONS             2003 DISTRIBUTIONS
                      PAID FROM:                   PAID FROM:
                        (000)                         (000)
               -----------------------       ------------------------
                             LONG-TERM                      LONG-TERM
               ORDINARY        CAPITAL       ORDINARY         CAPITAL
                 INCOME           GAIN          INCOME           GAIN
               ------------------------------------------------------
               $  7,837        $    --       $   6,671        $    --

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are generally due to differing treatments of gains and losses related to foreign currency transactions and paydown adjustments. Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the Fund did not have distributable earnings on a tax basis.

At December 31, 2004, the Federal income tax cost basis of securities was $105,164,000 and, accordingly, net unrealized appreciation for Federal income tax purposes was $2,326,000 of which $8,284,000 related to appreciated securities and $5,958,000 related to depreciated securities.

At December 31, 2004, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $72,451,000 available to offset future capital gains of which $1,337,000 will expire on December 31, 2007, $4,197,000 will expire on December 31, 2008, $4,214,000 to expire on December 31, 2009, $24,375,000 will expire on December 31, 2010, $38,087,000 will expire on December 31, 2011 and $241,000 will expire on December 31, 2012.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2004, the Fund did not defer post-October capital, currency and passive foreign investment company losses to January 1, 2005, for U.S. Federal income tax purposes.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. OTHER: During the year ended December 31, 2004, the Fund made purchases and sales totaling approximately $57,387,000 and $60,754,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

A substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Assets and Liabilities and the differences could be material.

On December 14, 2004, the Board of Directors declared a distribution of $0.2098 per share, derived from net investment income, payable on January 7, 2005, to stockholders of record on December 23, 2004.

REPORTING TO STOCKHOLDERS (UNAUDITED)

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD (UNAUDITED)

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1(800)548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY HIGH YIELD FUND, INC.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley High Yield Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley High Yield Fund, Inc. at December 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS:

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                                          TERM OF                                          FUND
                                          OFFICE AND                                       COMPLEX
                             POSITION(S)  LENGTH OF                                        OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH    TIME        PRINCIPAL OCCUPATION(S)              BY             OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*     DURING PAST 5 YEARS                  DIRECTOR**     HELD BY DIRECTOR
---------------------------  -----------  ----------  -----------------------------------  -------------  ------------------------
Michael Bozic (63)           Director     Director    Private investor; Director or        197            Director of various
c/o Kramer Levin Naftalis &               since 2003  Trustee of the Retail Funds (since                  business organizations.
Frankel LLP                                           April 1994) and the Institutional
Counsel to the Independent                            Funds (since July 2003); formerly
Directors                                             Vice Chairman of Kmart Corporation
919 Third Avenue                                      (December 1998-October 2000),
New York, NY 10022                                    Chairman and Chief Executive
                                                      Officer of Levitz Furniture
                                                      Corporation (November 1995-November
                                                      1998) and President and Chief
                                                      Executive Officer of Hills
                                                      Department Stores (May 1991-July
                                                      1995); formerly variously Chairman,
                                                      Chief Executive Officer, President
                                                      and Chief Operating Officer
                                                      (1987-1991) of the Sears
                                                      Merchandise Group of Sears Roebuck
                                                      & Co.

Edwin J. Garn (72)           Director     Director    Consultant. Director or Trustee of   197            Director of Franklin
1031 N. Chartwell Court                   since 2003  the Retail Funds (since January                     Covey (time management
Salt Lake City, UT 84103                              1993) and the Institutional Funds                   systems), BMW Bank of
                                                      (since July 2003); member of the                    North America, Inc.
                                                      Utah Regional Advisory Board of                     USA (industrial loan
                                                      Pacific Corp.; formerly Managing                    corporation), Escrow
                                                      Director of Summit Ventures LLC                     Bank USA (industrial
                                                      (2000-2004); United States Senator                  loan corporation),
                                                      (R-Utah) (1974-1992) and Chairman,                  United Space Alliance
                                                      Senate Banking Committee                            (joint venture between
                                                      (1980-1986), Mayor of Salt Lake                     Lockheed Martin and The
                                                      City, Utah (1971-1974), Astronaut,                  Boeing Company) and
                                                      Space Shuttle Discovery (April                      Nuskin Asia Pacific
                                                      12-19, 1985), and Vice Chairman,                    (multilevel marketing);
                                                      Huntsman Corporation (chemical                      member of the board of
                                                      company).                                           various civic and
                                                                                                          charitable
                                                                                                          organizations.

Wayne E. Hedien (70)         Director     Director    Retired; Director or Trustee of the  197            Director of the PMI
c/o Kramer Levin Naftalis &               since 2003  Retail Funds (since September 1997)                 Group Inc. (private
Frankel LLP                                           and the Institutional Funds (since                  mortgage insurance);
Counsel to the Independent                            July 2003); formerly associated                     Trustee and Vice
Directors                                             with the Allstate Companies                         Chairman of The Field
919 Third Avenue                                      (1966-1994), most recently as                       Museum of Natural
New York, NY 10022                                    Chairman of The Allstate                            History; director of
                                                      Corporation (March 1993-December                    various other business
                                                      1994) and Chairman and Chief                        and charitable
                                                      Executive Officer of its                            organizations.
                                                      wholly-owned subsidiary, Allstate
                                                      Insurance Company (July 1989-
                                                      December 1994).

Dr. Manuel H. Johnson (55)   Director     Director    Senior Partner, Johnson Smick        197            Director of NVR, Inc.
c/o Johnson Smick                         since 2003  International, Inc., a consulting                   (home construction),
International, Inc.                                   firm; Chairman of the Audit                         Director of KFX Energy;
2099 Pennsylvania Avenue,                             Committee and Director or Trustee                   Director of RBS
NW Suite 950                                          of the Retail Funds (since July                     Greenwich Capital
Washington, D.C. 20006                                1991) and the Institutional Funds                   Holdings (financial
                                                      (since July 2003); Co-Chairman and                  holdings company).
                                                      a founder of the Group of Seven
                                                      Council (G7C), an international
                                                      economic commission; formerly Vice
                                                      Chairman of the Board of Governors
                                                      of the Federal Reserve System and
                                                      Assistant Secretary of the U.S.
                                                      Treasury.

Joseph J. Kearns (62)        Director     Director    President, Kearns & Associates LLC   198            Director of Electro Rent
c/o Kearns & Associates                   since 2001  (investment consulting); Deputy                     Corporation (equipment
LLC                                                   Chairman of the Audit Committee and                 leasing), The Ford
PMB754                                                Director or Trustee of the Retail                   Family Foundation and
23852 Pacific Coast Hwy.                              Funds (since July 2003) and the                     the UCLA Foundation.
Malibu, CA 90265                                      Institutional Funds (since August
                                                      1994); previously Chairman of the
                                                      Audit Committee of the
                                                      Institutional Funds (October 2001-
                                                      July 2003); formerly CFO of the J.
                                                      Paul Getty Trust.

Michael E. Nugent (68)       Director     Director    General Partner of Triumph Capital,  197            Director of various
c/o Triumph Capital, L.P.                 since 2001  L.P., a private investment                          business organizations.
445 Park Avenue, 10th Floor                           partnership; Chairman of the
New York, NY 10022                                    Insurance Committee and Director or
                                                      Trustee of the Retail Funds (since
                                                      July 1991) and the Institutional
                                                      Funds (since July 2001); formerly
                                                      Vice President, Bankers Trust
                                                      Company and BT Capital Corporation
                                                      (1984-1988).

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

DIRECTOR AND OFFICER INFORMATION (CONT'D)

INDEPENDENT DIRECTORS: (CONT'D)

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                                          TERM OF                                          FUND
                                          OFFICE AND                                       COMPLEX
                             POSITION(S)  LENGTH OF                                        OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH    TIME        PRINCIPAL OCCUPATION(S)              BY             OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*     DURING PAST 5 YEARS                  DIRECTOR**     HELD BY DIRECTOR
---------------------------  -----------  ----------  -----------------------------------  -------------  ------------------------
Fergus Reid (72)             Director     Director    Chairman of Lumelite Plastics        198            Trustee and Director of
c/o Lumelite Plastics                     since 2000  Corporation; Chairman of the                        certain investment
Corporation                                           Governance Committee and Director                   companies in the J.P.
85 Charles Coleman Blvd.                              or Trustee of the Retail Funds                      Morgan Funds complex
Pawling, NY 12564                                     (since July 2003) and the                           managed by J.P. Morgan
                                                      Institutional Funds (since June                     Investment Management
                                                      1992).                                              Inc.

INTERESTED DIRECTORS:

Charles A. Fiumefreddo (71)  Chairman     Chairman    Chairman and Director or Trustee of  197            None.
c/o Morgan Stanley Funds     and          and         the Retail Funds (since July 1991)
Harborside Financial Center  Director of  Director    and the Institutional Funds (since
Plaza Two 3rd Floor          the Board    since       July 2003); formerly Chief
Jersey City, NJ 07311                     2003        Executive Officer of the Retail
                                                      Funds (until September 2002).

James F. Higgins (56)        Director     Director    Director or Trustee of the Retail    197            Director of AXA
c/o Morgan Stanley Funds                  since 2003  Funds (since June 2000) and the                     Financial, Inc. and The
Harborside Financial Center                           Institutional Funds (since July                     Equitable Life Assurance
Plaza Two 2nd Floor                                   2003); Senior Advisor of Morgan                     Society of the United
Jersey City, NJ 07311                                 Stanley (since August 2000);                        States (financial
                                                      Director of Morgan Stanley                          services).
                                                      Distributors Inc. and Dean Witter
                                                      Realty Inc.; previously President
                                                      and Chief Operating Officer of the
                                                      Private Client Group of Morgan
                                                      Stanley (May 1999-August 2000), and
                                                      President and Chief Operating
                                                      Officer of Individual Securities of
                                                      Morgan Stanley (February 1997-May
                                                      1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley Investment Advisors Inc.).

OFFICERS:

                                                                TERM OF OFFICE AND
                                             POSITION(S) HELD   LENGTH OF TIME
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   WITH REGISTRANT    SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   ----------------   ------------------   -------------------------------------------
Mitchell M. Merin (51)                       President          President since      President and Chief Operating Officer of
Morgan Stanley Investment Management Inc.                       2003                 Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas 33rd Floor                                               President, Director and Chief Executive
New York, NY 10020                                                                   Officer of Morgan Stanley Investment
                                                                                     Advisors Inc. and Morgan Stanley Services
                                                                                     Company Inc.; Chairman and Director of
                                                                                     Morgan Stanley Distributors Inc.; Chairman
                                                                                     and Director of Morgan Stanley Trust;
                                                                                     Director of various Morgan Stanley
                                                                                     subsidiaries; President of the
                                                                                     Institutional Funds (since July 2003) and
                                                                                     President of the Retail Funds (since May
                                                                                     1999); Trustee (since July 2003) and
                                                                                     President (since December 2002) of the Van
                                                                                     Kampen Closed-End Funds; Trustee (since
                                                                                     May 1999) and President (since October
                                                                                     2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)                       Executive Vice     Executive Vice       Principal Executive Officer of Funds in
Morgan Stanley Investment Management Inc.    President and      President and        the Fund complex (since May 2003);
1221 Avenue of the Americas 33rd Floor       Principal          Principal            Managing Director of Morgan Stanley & Co.
New York, NY 10020                           Executive          Executive Officer    Incorporated, Managing Director of Morgan
                                             Officer            since 2003           Stanley; Managing Director, Chief
                                                                                     Administrative Officer and Director of
                                                                                     Morgan Stanley Investment Advisors Inc.
                                                                                     and Morgan Stanley Services Company Inc.;
                                                                                     Director of Morgan Stanley Trust; Managing
                                                                                     Director and Director of Morgan Stanley
                                                                                     Distributors Inc.; Executive Vice
                                                                                     President and Principal Executive Officer
                                                                                     of the Retail Funds (since April 2003) and
                                                                                     the Institutional Funds (since July 2003);
                                                                                     previously President and Director of the
                                                                                     Retail Funds (March 2001 - July 2003) and
                                                                                     Chief Global Operations Officer and
                                                                                     Managing Director of Morgan Stanley
                                                                                     Investment Management Inc.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

                                      December 31, 2004

DIRECTOR AND OFFICER INFORMATION (CONT'D)

OFFICERS: (CONT'D)

                                                                TERM OF OFFICE AND
                                             POSITION(S) HELD   LENGTH OF TIME
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   WITH REGISTRANT    SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   ----------------   ------------------   -------------------------------------------
Joseph J. McAlinden (61)                     Vice President     Vice President       Managing Director and Chief Investment
Morgan Stanley Investment Management Inc.                       since 2003           Officer of Morgan Stanley Investment
1221 Avenue of the Americas 33rd Floor                                               Advisors Inc. and Morgan Stanley Investment
New York, NY 10020                                                                   Management Inc.; Director of Morgan Stanley
                                                                                     Trust; Chief Investment Officer of the Van
                                                                                     Kampen Funds; Vice President of the
                                                                                     Institutional Funds (since July 2003) and
                                                                                     the Retail Funds (since July 1995).

Barry Fink (49)                              Vice President     Vice President       General Counsel (since May 2000) and
Morgan Stanley Investment Management Inc.                       since 2003           Managing Director (since December 2000) of
1221 Avenue of the Americas 22nd Floor                                               Morgan Stanley Investment Management;
New York, NY 10020                                                                   Managing Director (since December 2000),
                                                                                     Secretary (since February 1997) and
                                                                                     Director (since July 1998) of Morgan
                                                                                     Stanley Investment Advisors Inc. and Morgan
                                                                                     Stanley Services Company Inc.; Vice
                                                                                     President of the Retail Funds; Assistant
                                                                                     Secretary of Morgan Stanley DW Inc.; Vice
                                                                                     President of the Institutional Funds (since
                                                                                     July 2003); Managing Director, Secretary
                                                                                     and Director of Morgan Stanley Distributors
                                                                                     Inc.; previously Secretary of the Retail
                                                                                     Funds and General Counsel (February 1997-
                                                                                     April 2004) of the Retail Funds; Vice
                                                                                     President and Assistant General Counsel of
                                                                                     Morgan Stanley Investment Advisors Inc. and
                                                                                     Morgan Stanley Services Company Inc.
                                                                                     (February 1997-December 2001).

Amy R. Doberman (42)                         Vice President     Vice President       Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.                       since July 2004      Investment Management; Managing Director of
1221 Avenue of the Americas 22nd Floor                                               the Investment Manager and Morgan Stanley
New York, NY 10020                                                                   Investment Advisor Inc.; Vice President of
                                                                                     the Institutional and Retail Funds (since
                                                                                     July 2004); Vice President of the Van
                                                                                     Kampen Funds (since August 2004);
                                                                                     previously, Managing Director and General
                                                                                     Counsel - Americas, UBS Global Asset
                                                                                     Management (July 2000-July 2004) and
                                                                                     General Counsel, Aeltus Investment
                                                                                     Management, Inc. (January 1997-July 2000).

Carsten Otto (41)                            Chief              Chief Compliance     Executive Director and U.S. Director of
Morgan Stanley Investment Management Inc.    Compliance         Officer since        Compliance for Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor       Officer            2004                 Management (since October 2004); Executive
New York, NY 10020                                                                   Director of Morgan Stanley Investment
                                                                                     Advisors Inc. and Morgan Stanley Investment
                                                                                     Management Inc.; formerly Assistant
                                                                                     Secretary and Assistant General Counsel of
                                                                                     the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)                       Vice President     Vice President       Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       since 2001           Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                               Management Inc. and Morgan Stanley
New York, NY 10020                                                                   Investment Advisors Inc.; Vice President of
                                                                                     the Institutional Funds and the Retail
                                                                                     Funds; formerly practiced law with the New
                                                                                     York law firm of Rogers & Wells (now
                                                                                     Clifford Chance US LLP).

James W. Garrett (36)                        Treasurer and      Treasurer since      Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    Chief Financial    2002 and             Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor       Officer            Chief Financial      Management Inc.; Treasurer and Chief
New York, NY 10020                                              Officer since        Financial Officer of the Institutional
                                                                2003                 Funds; previously with PriceWaterhouse LLP
                                                                                     (now PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                        Assistant          Assistant            Assistant Director and Vice President of
J.P. Morgan Investor Services Co.            Treasurer          Treasurer since      Fund Administration, J.P. Morgan Investor
73 Tremont Street                                               2003                 Services Co. (formerly Chase Global Funds
Boston, MA 02108                                                                     Company); formerly Audit Manager at Ernst &
                                                                                     Young LLP.

Mary E. Mullin (37)                          Secretary          Secretary since      Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       2001                 Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                               Management Inc. and Morgan Stanley
New York, NY 10020                                                                   Investment Advisors Inc.; Secretary of the
                                                                                     Institutional Funds and (since July 2003)
                                                                                     the Retail Funds; formerly practiced law
                                                                                     with the New York law firms of McDermott,
                                                                                     Will & Emery and Skadden, Arps, Slate,
                                                                                     Meagher & Flom LLP.

* Each Officer serves an indefinite term, until his or her successor is elected.

                                      MORGAN STANLEY HIGH YIELD FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

   Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


Morgan Stanley High Yield Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1 (800) 278-4353

MORGAN STANLEY HIGH YIELD FUND, INC.

DIRECTORS
CHARLES A. FIUMEFREDDO
MICHAEL BOZIC
EDWIN J. GARN
WAYNE E. HEDIEN
JAMES F. HIGGINS
DR. MANUEL H. JOHNSON
JOSEPH J. KEARNS
MICHAEL NUGENT
FERGUS REID

OFFICERS
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MITCHELL M. MERIN
PRESIDENT

RONALD E. ROBISON
EXECUTIVE VICE PRESIDENT
AND PRINCIPAL EXECUTIVE
OFFICER

JOSEPH J. MCALINDEN
VICE PRESIDENT

BARRY FINK
VICE PRESIDENT

AMY R. DOBERMAN
VICE PRESIDENT

STEFANIE V. CHANG
VICE PRESIDENT

JAMES W. GARRETT
TREASURER AND CHIEF
FINANCIAL OFFICER

CARSTEN OTTO
CHIEF COMPLIANCE OFFICER

MICHAEL J. LEARY
ASSISTANT TREASURER

MARY E. MULLIN
SECRETARY

INVESTMENT ADVISER AND ADMINISTRATOR
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

CUSTODIAN
JPMORGAN CHASE BANK
270 PARK AVENUE
NEW YORK, NEW YORK 10017

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
1 (800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE US LLP
31 WEST 52ND STREET
NEW YORK, NEW YORK 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116


FOR ADDITIONAL FUND INFORMATION, INCLUDING THE FUND'S NET ASSET VALUE PER SHARE AND INFORMATION REGARDING THE INVESTMENTS COMPRISING THE FUND'S PORTFOLIO, PLEASE CALL 1(800) 221-6726 OR VISIT OUR WEBSITE AT www.morganstanley.com/im.

(C) 2005 MORGAN STANLEY

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund."

(d)      Not applicable.

(e)      Not applicable.

(f)

         (1)      The Fund's Code of Ethics is attached hereto as Exhibit A.

         (2)      Not applicable.

         (3)      Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

         2004                                   REGISTRANT      COVERED ENTITIES(1)
AUDIT FEES                                      $   47,050                      N/A

NON-AUDIT FEES
     AUDIT-RELATED FEES                         $               $           115,000 (2)
     TAX FEES                                   $    2,700 (3)  $           100,829 (4)
     ALL OTHER FEES                             $               $            60,985 (6)
TOTAL NON-AUDIT FEES                            $    2,700      $           276,814

TOTAL                                           $   49,750      $           276,814

         2003                                   REGISTRANT      COVERED ENTITIES(1)
AUDIT FEES                                      $   44,805                      N/A

NON-AUDIT FEES
     AUDIT-RELATED FEES                         $               $            93,000 (2)
     TAX FEES                                   $    2,575 (3)  $           163,414 (5)
     ALL OTHER FEES                             $               $           341,775 (6)
TOTAL NON-AUDIT FEES                            $    2,575      $           598,189

TOTAL                                           $   47,380      $           598,189

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax returns.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards.

(6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

-    Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

-    Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

-    Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

-    Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

-    Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

-    Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     MORGAN STANLEY RETAIL FUNDS
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley & Co. Incorporated
     Morgan Stanley DW Inc.
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Van Kampen Asset Management
     Morgan Stanley Services Company, Inc.
     Morgan Stanley Distributors Inc.
     Morgan Stanley Trust FSB

     MORGAN STANLEY INSTITUTIONAL FUNDS
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Morgan Stanley & Co. Incorporated
     Morgan Stanley Distribution, Inc.
     Morgan Stanley AIP GP LP
     Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

"THE TRUST/FUND INVESTS IN EXCLUSIVELY NON-VOTING SECURITIES AND THEREFORE THIS
ITEM IS NOT APPLICABLE TO THE TRUST/FUND."

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.     POLICY STATEMENT

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor
Funds) (collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

PROXY RESEARCH SERVICES - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are

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independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see
Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

VOTING PROXIES FOR CERTAIN NON-US COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.    GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad

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range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in
Section IV. below, provided the vote is consistent with the Client Proxy
Standard.

III.   GUIDELINES

A.     MANAGEMENT PROPOSALS

       1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

            Selection or ratification of auditors.

            Approval of financial statements, director and auditor reports.

            Election of Directors.

            Limiting Directors' liability and broadening indemnification of Directors.

            - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

            - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

            Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

            General updating/corrective amendments to the charter.

            Elimination of cumulative voting.

            Elimination of preemptive rights.

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            Provisions for confidential voting and independent tabulation of voting results.

            Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

       2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

            CAPITALIZATION CHANGES

            Capitalization changes that eliminate other classes of stock and voting rights.

            Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            Proposals for share repurchase plans.

            Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            Proposals to effect stock splits.

            Proposals to effect reverse stock splits if management
                  proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

            COMPENSATION

            Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

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            Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

            Establishment of Employee Stock Option Plans and other employee ownership plans.

            ANTI-TAKEOVER MATTERS

            - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

            - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

       3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted AGAINST (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

            - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

            -     Creation of "blank check" preferred stock.

            -     Changes in capitalization by 100% or more.

            - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

            - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

            -     Proposals to indemnify auditors.

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       4.   The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

            CORPORATE TRANSACTIONS

            - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

            - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

            - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

            Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                  (i)   Whether the stock option plan is incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

            ANTI-TAKEOVER PROVISIONS

            Proposals requiring shareholder ratification of poison pills.

            Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.     SHAREHOLDER PROPOSALS

       1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

            - Requiring auditors to attend the annual meeting of shareholders.

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            -     Requirement that members of the company's compensation,
                  nominating and audit committees be comprised of independent or unaffiliated Directors.

            - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

            -     Confidential voting.

            -     Reduction or elimination of supermajority vote requirements.

       2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

            -     Proposals that limit tenure of directors.

            -     Proposals to limit golden parachutes.

            - Proposals requiring directors to own large amounts of stock to be eligible for election.

            -     Restoring cumulative voting in the election of directors.

            - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

            - Proposals that limit retirement benefits or executive compensation.

            - Requiring shareholder approval for bylaw or charter amendments.

            - Requiring shareholder approval for shareholder rights plan or poison pill.

            -     Requiring shareholder approval of golden parachutes.

            -     Elimination of certain anti-takeover related provisions.

            -     Prohibit payment of greenmail.

       3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

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            -     Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

            - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

            - Proposals that require inappropriate endorsements or corporate actions.

IV.    ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.     PROXY REVIEW COMMITTEE

       1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

            (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting

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                  all MSIM portfolio shares in a manner contrary to the
                  Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Required disclosure beginning with fiscal year end 12/31/05.

Item 9. Closed-End Fund Repurchases

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Stanley High Yield Fund, Inc.
            --------------------------------------------------------------------

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/17/2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/17/2005

By: /s/ James W. Garrett
   -----------------------------------------------------------------------------
Name:    James W. Garrett
Title:   Chief Financial Officer
Date:    2/17/2005